UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2024, Willdan Group, Inc. (“Willdan”) entered into a new employment agreement with each of Michael Bieber, Willdan’s President and Chief Executive Officer (the “Bieber Employment Agreement”); Creighton K. Early, Willdan’s Executive Vice President and Chief Financial Officer (the “Early Employment Agreement”); and Micah Chen, Willdan’s Executive Vice President and General Counsel (the “Chen Employment Agreement”).

Bieber Employment Agreement

The Bieber Employment Agreement provides that Mr. Bieber is an at-will employee. Pursuant to the terms of the Bieber Employment Agreement, Mr. Bieber (a) is entitled to an annual base salary of $574,891.20, (b) is eligible for a target annual performance bonus, currently equal to up to a maximum of 200% of his annual base salary, based on the achievement of performance objectives determined by Willdan’s Board of Directors, (c) is eligible to participate in Willdan’s employee benefit plans and (d) is eligible for severance benefits, as described below.

Pursuant to the terms of the Bieber Employment Agreement, if Mr. Bieber’s employment is terminated as a result of an “Involuntary Termination” (as defined in the Bieber Employment Agreement), then Mr. Bieber will be eligible to receive the following severance benefits: (a) a lump sum cash payment in an amount equal to his then-current annual base salary for twenty four months; (b) direct payment on Mr. Bieber’s behalf of the premium cost for group health benefits continuation coverage under applicable law for Mr. Bieber and his eligible dependents for up to eighteen months; and (c) if, following the end of the year in which Mr. Bieber’s termination of employment occurs, Willdan determines in good faith that the applicable performance bonus objectives and milestones for that year have been achieved, Mr. Bieber will be eligible to receive a performance bonus, which will be prorated based on Mr. Bieber’s employment termination date.

The Bieber Employment Agreement also provides that Mr. Bieber’s equity awards granted prior to November 13, 2024 will continue to be governed in all respects by the applicable equity arrangements, grant notices, and equity plans. For equity awards granted to Mr. Bieber after November 13, 2024, the awards will be governed by the Bieber Employment Agreement.

The description of the Bieber Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the employment agreement filed herewith as Exhibit 10.1 and such employment agreement is incorporated herein by reference.

Early Employment Agreement

The Early Employment Agreement provides that Mr. Early is an at-will employee. Pursuant to the terms of the Early Employment Agreement, Mr. Early (a) is entitled to an annual base salary of $436,758.40, (b) is eligible for a target annual performance bonus, currently equal to up to a maximum of 150% of his annual base salary, based on the achievement of performance objectives determined by Willdan’s Board of Directors, (c) is eligible to participate in Willdan’s employee benefit plans and (d) is eligible for severance benefits, as described below.

Pursuant to the terms of the Early Employment Agreement, if Mr. Early’s employment is terminated as a result of an “Involuntary Termination” (as defined in the Early Employment Agreement), then Mr. Early will be eligible to receive the following severance benefits: (a) a lump sum cash payment in an amount equal to his then-current annual base salary for twelve months; (b) direct payment on Mr. Early’s behalf of the premium cost for group health benefits continuation coverage under applicable law for Mr. Early and his eligible dependents for up to twelve months; and (c) if, following the end of the year in which Mr. Early’s termination of employment occurs, Willdan determines in good faith that the applicable performance bonus objectives and milestones for that year have been achieved, Mr. Early will be eligible to receive a performance bonus, which will be prorated based on Mr. Early’s employment termination date.

The Early Employment Agreement also provides that Mr. Early’s equity awards granted prior to November 13, 2024 will continue to be governed in all respects by the applicable equity arrangements, grant notices, and equity plans. For equity awards granted to Mr. Early after November 13, 2024, the awards will be governed by the Early Employment Agreement.

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The description of the Early Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the employment agreement filed herewith as Exhibit 10.2 and such employment agreement is incorporated herein by reference.

Chen Employment Agreement

The Chen Employment Agreement provides that Mr. Chen is an at-will employee. Pursuant to the terms of the Chen Employment Agreement, Mr. Chen (a) is entitled to an annual base salary of $394,076.80, (b) is eligible for a target annual performance bonus, currently equal to up to a maximum of 150% of his annual base salary, based on the achievement of performance objectives determined by Willdan’s Board of Directors, (c) is eligible to participate in Willdan’s employee benefit plans and (d) is eligible for severance benefits, as described below.

Pursuant to the terms of the Chen Employment Agreement, if Mr. Chen’s employment is terminated as a result of an “Involuntary Termination” (as defined in the Chen Employment Agreement), then Mr. Chen will be eligible to receive the following severance benefits: (a) a lump sum cash payment in an amount equal to his then-current annual base salary for twelve months; (b) direct payment on Mr. Chen’s behalf of the premium cost for group health benefits continuation coverage under applicable law for Mr. Chen and his eligible dependents for up to twelve months; and (c) if, following the end of the year in which Mr. Chen’s termination of employment occurs, Willdan determines in good faith that the applicable performance bonus objectives and milestones for that year have been achieved, Mr. Chen will be eligible to receive a performance bonus, which will be prorated based on Mr. Chen’s employment termination date.

The Chen Employment Agreement also provides that Mr. Chen’s equity awards granted prior to November 13, 2024 will continue to be governed in all respects by the applicable equity arrangements, grant notices, and equity plans. For equity awards granted to Mr. Chen after November 13, 2024, the awards will be governed by the Chen Employment Agreement.

The description of the Chen Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the employment agreement filed herewith as Exhibit 10.3 and such employment agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Document

10.1	Employment Agreement, by and between Willdan Group, Inc. and Michael Bieber, dated November 13, 2024.
10.2	Employment Agreement, by and between Willdan Group, Inc. and Creighton K. Early, dated November 13, 2024.
10.3	Employment Agreement, by and between Willdan Group, Inc. and Micah Chen, dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: November 15, 2024	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer and Executive Vice President

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